Accounts Receivable, Net	12 Months Ended
Sep. 30, 2023
Accounts Receivable, Net [Abstract]
ACCOUNTS RECEIVABLE, NET

NOTE 3 — ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consist of the following:

Third Parties	September 30, 2023	September 30, 2022
Accounts receivable	$3,408,714	$3,945,362
Less: allowance for doubtful accounts	(125,448)	(114,486)
Accounts receivable, net	$3,283,266	$3,830,876

The Company’s accounts receivable primarily includes balances due from customers when the Company’s wheelchair and living aids products have been sold and delivered to customers, the Company’s contracted performance obligations have been satisfied, amount billed and the Company has an unconditional right to payment, which has not been collected as of the balance sheet dates.

For accounts receivable, approximately 76.7%, or $2.5 million of the September 30, 2023 balance have been subsequently collected. The remaining balance of approximately $0.8 million is expected to be collected before September 30, 2024.

Allowance for doubtful accounts movement is as follows:

	September 30, 2023	September 30, 2022
Beginning balance	$114,486	$96,688
Additions	119,021	28,943
Less: write-off (1)	(104,735)	-
Foreign currency translation adjustments	(3,324)	(11,145)
Ending balance	$125,448	$114,486

(1)	The Company wrote off the delinquent account balances against the allowance for doubtful accounts after management has determined that the likelihood of collection is not probable.